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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


[X]      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 3, 2000


                        Commission File Number: 0-28072


                      WEST COAST ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                                     04-3278751
-------------------------------             ------------------------------------
(state or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


            Route 413 and Double Woods Road, Langhorne, PA      19047
            ----------------------------------------------      -----
               (Address of principal executive offices)       (zip code)


                                 (215) 968-4318
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On March 3, 2000, West Coast Entertainment Corporation (the "Registrant") and Video City, Inc. ("Video City") entered into an Forbearance and Fifth Amendment to Credit Agreement with PNC Bank and other financial institutions, and a First Amendment to Merger Agreement, a Management Agreement, and an Amended and Restated Term Sheet with Video City Corporation.

         On March 10, 2000, the Registrant issued a press release announcing the execution of the Management Agreement.

         The foregoing description of the Forbearance and Fifth Amendment to Credit Agreement, the First Amendment to Merger Agreement, the Management Agreement, the Amended and Restated Term Sheet and the press release is qualified in its entirety by reference to the Merger Agreement and the press release, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.
         None.

(b)      Pro Forma Financial Information
         None.

(c)      Exhibits.

       10.1 Forbearance and Fifth Amendment to Credit Agreement between West Coast Entertainment Corporation and PNC Bank, NA (as agent) and other financial institutions effective March 3, 2000.

        2.1 First Amendment to Merger Agreement between West Coast Entertainment Corporation and Video City, Inc. effective March 3, 2000.

       10.3 Amended and Restated Term Sheet between West Coast Entertainment Corporation and Video City, Inc. effective March 3, 2000.

       10.2 Management Agreement between West Coast Entertainment Corporation and Video City, Inc. effective March 3, 2000.

        99        Press Release issued March 10, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       /s/ James C. King
                                       ----------------------
                                       James C. King
                                       Director

Date: March 28, 2000